SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549


                                 _______________



                                     FORM 8-K


                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported):  January 28,
         1998



                          Becton, Dickinson and Company
                (Exact Name of Registrant as Specified in Charter)


             New Jersey              1-4802               22-0760120
         (State or Other    (Commission File Number)     (IRS Employer
         Jurisdiction of                              Identification No.)
         Incorporation)



                  1 Becton Drive
            Franklin Lakes, New Jersey                  07417-1880
          (Address of Principal Executive Offices)      (Zip Code)



                                   (201) 847-6800
                (Registrant's telephone number, including area code)

         ITEM 5. OTHER EVENTS.

         On January 29, 1998, Becton, Dickinson and Company ("Becton Dickinson") announced in a press release that it has signed a definitive agreement to acquire the Medical Devices Division of Ohmeda, the health care business of The BOC Group, Inc., for approximately $452 million dollars in cash, subject to adjustment. Attached hereto as Exhibit 99, which is hereby incorporated herein by reference, is a copy of such press release.


         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS.

              (c)  Exhibits

                   Exhibit 99 Becton, Dickinson and Company Press Release issued on January 29, 1998.





































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                                    SIGNATURES

                   Pursuant to the requirements of the Securities
         Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BECTON DICKINSON AND COMPANY



                                    By:  /s/ Bridget M. Healy
                                    Name:   Bridget M. Healy
                                    Title:  Vice President, Secretary,
                                            and Associate General
                                            Counsel

         Date:  February 3, 1998






































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                                INDEX TO EXHIBITS

         Exhibit
         Number                       Description

         99 Becton, Dickinson and Company Press Release issued on January 29, 1998.

















































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